Exhibit 99.1

Floor & Decor Holdings, Inc. Announces Secondary Offering of 10,000,000 Shares of Common Stock by Selling Stockholders

May 23, 2018

ATLANTA—(BUSINESS WIRE)—Floor & Decor Holdings, Inc. (the “Company” or “Floor & Decor”) (NYSE:FND) today announced that funds affiliated with Ares Management, L.P. and Freeman Spogli Management Co., L.P. (collectively, the “Selling Stockholders”) intend to offer for sale in an underwritten secondary offering 10,000,000 shares of common stock of the Company.  The Company is not selling any shares in this offering and will not receive any proceeds from the sale of the shares by the Selling Stockholders.

J.P. Morgan Securities LLC is acting as the sole underwriter for the offering. The underwriter proposes to offer the shares of common stock from time to time for sale in one or more transactions on the New York Stock Exchange, in the over-the counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, subject to receipt and acceptance by it and subject to its right to reject any order in whole or in part.

An automatic shelf registration statement (including a prospectus) relating to these securities was filed on May 23, 2018 with the Securities and Exchange Commission (the “SEC”) and became effective upon such filing. Before you invest, you should read the prospectus in that registration statement and the documents incorporated by reference in that registration statement, as well as the prospectus supplement related to this offering. Copies of these documents are available at no charge on the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus supplement and the accompanying prospectus, when available, may be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewater, NY 11717; Phone: 866-803-9204.

The offering of these securities is being made only by means of a prospectus supplement and an accompanying prospectus. This press release does not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Floor & Decor Holdings, Inc.

Floor & Decor is a multi-channel specialty retailer of hard surface flooring and related accessories, offering a broad in-stock assortment of tile, wood, laminate and natural stone flooring along with decorative and installation accessories at everyday low prices.

Forward-Looking Statements

This release contains forward-looking statements. All statements other than statements of historical fact contained in this release, including statements regarding the Company’s future operating results and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. Although the Company believes that the expectations reflected in the forward-looking statements in this release are reasonable, the Company cannot guarantee future events, results, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this release, including, without limitation, those factors described or incorporated by reference, in the prospectus supplement or accompanying prospectus.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The forward-looking statements contained in this release speak only as of the date hereof. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition and operating results may vary materially from those expressed in the Company’s forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein after the Company distributes this release, whether as a result of any new information, future events or otherwise.

Source: Floor & Decor Holdings, Inc.

Investor Contacts:

Floor & Decor Holdings, Inc.

Matthew McConnell, 770-257-1374

InvestorRelations@flooranddecor.com

or

ICR

Farah Soi/Rachel Schacter, 203-682-8200

InvestorRelations@flooranddecor.com